EXHIBIT 10.30

                          AGREEMENT AND AMENDMENT NO. 2

         AGREEMENT AND AMENDMENT NO. 2 (this "AMENDMENT"), dated as of March 20, 1998, but effective as of December 31, 1997, by and among THE VINCAM GROUP, INC., a Florida corporation (the "COMPANY"), the Subsidiaries of the Company whose names appear on the signature page hereof (together with the Company, collectively, the "BORROWERS"), the Lenders under (and as defined in) the Revolving Credit Agreement referred to below (the "Revolver Lenders"), and FLEET NATIONAL BANK, a national banking association ("FLEET"), as agent for both the Revolver Lenders and for the lenders under the Lease Credit Agreement referred to below (the "LEASE LENDERS") (in its capacity as agent for the Revolver Lenders, Fleet shall be referred to as the "REVOLVER AGENT", and in its capacity as agent for both the Revolver Lenders and the Lease Lenders under the Stock Pledge Agreement referred to below, Fleet shall be referred to as the "COLLATERAL AGENT").

         WHEREAS, the Company has acquired all of the issued and outstanding capital stock of each of Amstaff HR Services, Inc., R.D.M.,Inc., American Staffing, Inc., Amstaff PEO, Inc., Amstaff H.R.M., Inc., Amstaff Management Services, Inc., Amstaff Professional Services, Inc., Amstaff Employer Resources, Inc., Amstaff P.C.S., Inc., A.E. Service Group, Inc., Staff Resource Services, Inc., Staffing Group Enterprises, Inc., AM Risk Management Company, Addison, Inc., ATCO PEO, Inc. (collectively, the "AMSTAFF SUBSIDIARIES"), each of which is an indirect wholly owned subsidiary of the Company.

         WHEREAS, the Company has formed each of Vincam Staffing, Inc., a Florida corporation, and Vincam Government Solutions, Inc., a Florida corporation (together with the Amstaff Subsidiaries, the "NEW Subsidiaries"), and the Company is the owner of all of the issued and outstanding capital stock of each of the New Subsidiaries.

         WHEREAS, pursuant to the terms of the Credit Agreement, dated as of April 24, 1997, as the same has been and may hereafter be amended from time to time (the "REVOLVING CREDIT AGREEMENT"), by and among the Company, the subsidiaries of the Borrowers named therein, the Revolver Lenders and the Revolver Agent, each of the New Subsidiaries is required to become a party to the Revolving Credit Agreement as a "Borrower" thereunder and to assume all Obligations (such term and all other capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement).

         WHEREAS, pursuant to the terms of that certain Stock Pledge Agreement, dated as of April 24, 1997, as the same has been and may hereafter be amended from time to time (the "STOCK PLEDGE AGREEMENT"), between the Company and the Collateral Agent, the Company is required to grant to the Collateral Agent, for the benefit of the Revolver Lenders and the Lease Lenders, a continuing security interest in and to all of the issued and outstanding capital stock of the New Subsidiaries, as security for the Borrowers obligations under, among other things, (a) that certain Lease Agreement, dated as of December 9, 1997, between the Company and Fleet Real Estate, Inc. (the "LESSOR"), (b) that certain Guaranty (Lessor), dated as of December 9, 1997, from the Company to Fleet in its capacity as lease agent (in such capacity, the "LEASE AGENT") under that certain Credit and investment Agreement, dated as of December 9, 1997 (the "LEASE CREDIT AGREEMENT"), among the Company, the Lessor, the Lease Lenders and the Lease Agent and (c) the Revolving Credit Agreement; and

         WHEREAS, the parties hereto desire to amend, on the terms set forth herein, the Credit Agreement and the Stock Pledge Agreement.

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         NOW, THEREFORE, in consideration of these premises, and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.       AMENDMENTS TO CREDIT AGREEMENT.

         a. AMENDMENT OF SECTION 10.4.

         Section 10.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  10.4 CURRENT RATIO. The Borrowers will not permit the ratio of Current Assets to Current Liabilities to be less than 1.25 to 1.0 at any fiscal quarter end, commencing with the fiscal quarter ending December 31, 1997.

         b. AMENDMENT OF SECTION 10.5.

         Section 10.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  10.5 MINIMUM TANGIBLE NET WORTH. Commencing with the fiscal quarter ending December 31, 1997, the Borrowers shall at all times maintain consolidated Tangible Net Worth of not less than (i) $22,500,000, plus (ii) seventy-five percent (75%) of all cumulative consolidated Net Income of the Borrowers after December 31, 1997, PROVIDED, that for purposes of this clause (ii) only positive consolidated Net Income shall be included and any net losses shall be disregarded, PLUS (iii) seventy-five percent (75%) of the net proceeds of any public offering or private placement by any of the Borrowers of shares of capital stock of any of the Borrowers. The level of Tangible Net Worth required under this Section 10.5 may be adjusted, for certain non-cash charges to the extent incurred in connection with Permitted Acquisitions which are identified to and approved by the Agent in writing.

2. JOINDER OF NEW SUBSIDIARIES. Each of the Credit Agreement and the Notes is hereby amended by including each of the New Subsidiaries as a "Borrower" thereunder. Each of the New Subsidiaries hereby expressly assumes all of the Obligations and acknowledges and agrees that it shall be jointly and severally liable for all Obligations as a "Borrower" under each of the Credit Agreement, the Notes and the other Loan Documents.

3. AMENDMENT TO STOCK PLEDGE AGREEMENT. The Stock Pledge Agreement is hereby amended by (a) including each of the New Subsidiaries as an "Issuer" thereunder and (b) deleting SCHEDULE I therefrom and inserting in place thereof SCHEDULE I attached hereto.

4. SUPPORTING DOCUMENTS. Contemporaneously with the execution hereof, the Company shall deliver to the Collateral Agent the following:

              i. original stock certificates representing all of the issued and outstanding shares of capital stock of each of the New Subsidiaries, together with stock powers therefor duly executed in blank; and

              ii. a certificate of the Secretary or Assistant Secretary of each of the New Subsidiaries certifying as to (i) the Articles of Incorporation and By-Laws of such New Subsidiary, as in effect on the date hereof, (ii) the incumbency and signatures of the officers of such New Subsidiary that are authorized to execute and deliver this Amendment and (iii) the resolutions of the Board of Directors of such New

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                  Subsidiary authorizing the execution, delivery and performance of this Amendment.

5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Revolver Agent and the Revolver Lenders as follows:

         a. REPRESENTATIONS IN LOAN DOCUMENTS. Except as set forth on SCHEDULE II attached hereto, each of the representations and warranties made by or on behalf of the Borrowers in any of the Loan Documents was true and correct when made and is true and correct on and as of the date of this Amendment, except to the extent that any such representation or warranty relates by its express terms solely to a prior date.

         b. NO DEFAULTS. After giving effect to the amendments to the Revolving Credit Agreement effectuated by this Amendment, no Default or Event of Default exists.

         c. CORPORATE AUTHORITY AND ENFORCEABILITY. This Amendment has been duly executed and delivered by the Borrowers and is in full force and effect as of the date hereof, and constitutes the valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms.

6. NO OTHER AMENDMENTS. Except as specifically provided herein, the terms and provisions of the Revolving Credit Agreement and the Stock Pledge Agreement shall be and remain unaltered and in full force and effect.

7. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without regard to conflicts of laws principles). This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

                    [Remainder of page intentionally blank.]

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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed under seals as of the date first set forth above.

VINCAM HUMAN RESOURCES, INC.                     THE VINCAM GROUP, INC.
VINCAM HUMAN RESOURCES, INC. I
VINCAM HUMAN RESOURCES, INC. II                  By: /s/ CARLOS RODRIGUEZ
VINCAM HUMAN RESOURCES, INC. III                     ---------------------------
VINCAM HUMAN RESOURCES, INC. IV                      Name: Carlos Rodriguez
VINCAM HUMAN RESOURCES, INC. V                       Title: CFO
VINCAM HUMAN RESOURCES, INC. VI
VINCAM HUMAN RESOURCES, INC. XII                 FLEET NATIONAL BANK,
VINCAM HUMAN RESOURCES OF                          individually and as
  MICHIGAN, INC.                                   Revolver Agent and
VINCAM OCCUPATIONAL HEALTH                         Collateral Agent
  SYSTEMS, INC.
PERSONNEL RESOURCES, INC.                        By: /s/ GINGER STOLZENTHALER
VINCAM INSURANCE SERVICES, INC.                      ---------------------------
VINCAM PRACTICE MANAGEMENT, INC.                     Name: G. Stolzenthaler
AMERICAN PEDIATRIC SYSTEMS, INC.                     Title: SVP
PSYCH/CARE, INC.
VINCAM/STAFF ADMINISTRATORS, INC.                NATIONSBANK, N.A.
VINCAM/STAFF ADMINISTRATORS OF
  WESTERN COLORADO, INC.                         By: /s/ ALLEN A. TAYLOR
VINCAM/STAFF ADMINISTRATORS OF                       ---------------------------
  CO, INC., f/k/a Staff                              Name: Allen A. Taylor
  Administrators of CO, Inc.                         Title: Vice President
VINCAM/STAFF ADMINISTRATORS OF
  CALIFORNIA, INC., f/k/a Staff                  SUNTRUST BANK, MIAMI, N.A.
  Administrators of California, Inc.
VINCAM/AMSTAFF, INC.
AMSTAFF HR SERVICES, INC.                        By: /s/ JORGE ARRIETA
R.D.M., INC.                                         ---------------------------
AMERICAN STAFFING, INC.                              Name: Jorge Arrieta
AMSTAFF PEO, INC.                                    Title: Vice President
AMSTAFF H.R.M., INC.
AMSTAFF MANAGEMENT SERVICES, INC.
AMSTAFF PROFESSIONAL SERVICES, INC.
AMSTAFF EMPLOYER RESOURCES, INC.
AMSTAFF P.C.S., INC.
A.E. SERVICE GROUP, INC.
STAFF RESOURCE SERVICES, INC.
STAFFING GROUP ENTERPRISES, INC.
AM RISK MANAGEMENT COMPANY
ADDISON, INC.
ATCO PEO, INC.
VINCAM/STAFFING NETWORK, INC.
VINCAM/CORPORATE STAFF SERVICES, INC.
VINCAM STAFFING, INC.
VINCAM GOVERNMENT SOLUTIONS, INC.

By: /s/ CARLOS RODRIGUEZ
    -------------------------
    Name: Carlos Rodriguez
    Title: CFO

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